UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-02328

Boulder Growth & Income Fund, Inc.
(Exact name of registrant as specified in charter)

2344 Spruce Street, Suite A, Boulder, CO 80302
(Address of principal executive offices) (Zip code)

Stephen C. Miller, Esq.
2344 Spruce Street, Suite A
Boulder, CO 80302
 (Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 444-5483

Date of fiscal year end:  November 30

Date of reporting period: June 1, 2015 – August 31, 2015

Item 1 – Schedule of Investments.

The Schedule of Investments is included herewith.

CONSOLIDATED PORTFOLIO OF INVESTMENTS	BOULDER GROWTH & INCOME FUND, INC.
August 31, 2015 (Unaudited)

Description	Shares	Value (Note 2)

LONG TERM INVESTMENTS 100.65%
DOMESTIC COMMON STOCK 90.13%
Banks 7.93%
Community Bank(1)(2)(3)	60,000	$8,364,600
First American International*(2)(4)	36,700	579,860
MidCountry Financial Corp.*(1)(2)(3)	310,300	3,152,648
National Bancshares, Inc., Escrow*(1)(2)(3)	48,450	15,848
Perpetual Federal Savings Bank(5)	145,269	2,978,015
Redwood Financial, Inc.(5)	40,650	1,219,500
River Valley Bancorp	29,231	653,897
Third Century Bancorp	78,516	697,222
Wells Fargo & Co.(6)(7)	1,233,600	65,787,888
		83,449,478
Construction Machinery 3.62%
Caterpillar, Inc.(6)	498,700	38,120,628

Consumer Durables 1.12%
Mattel, Inc.	505,000	11,832,150

Diversified 28.18%
Berkshire Hathaway, Inc., Class A*(6)	1,144	231,695,464
Berkshire Hathaway, Inc., Class B*(6)	485,000	65,009,400
		296,704,864
Diversified Financial Services 8.09%
American Express Co.(6)	210,000	16,111,200
JPMorgan Chase & Co.(6)	1,028,000	65,894,800
Mackinac Financial Corp.	70,038	735,399
South Street Securities Holdings, Inc.*(2)(3)(4)	25,000	2,411,750
		85,153,149
Environmental Control 0.35%
Republic Services, Inc.(6)	90,000	3,688,200

Healthcare Products & Services 2.86%
Johnson & Johnson(6)	320,900	30,158,182

Insurance 0.01%
Forethought Financial Group, Inc., Escrow - Class A*(1)(2)(3)	19,678	128,930

Manufacturing 0.51%
3M Co.(6)	38,000	5,401,320

Mining 0.94%
Freeport-McMoRan, Inc.(6)	929,000	9,884,560

Oil & Gas 4.40%
Chevron Corp.(6)	571,600	46,293,884

Pharmaceuticals 3.69%
Pfizer, Inc.(6)	1,207,100	38,892,762

Real Estate Investment Trusts (REITs) 1.68%
Care Capital Properties, Inc. *(6)(7)	51,800	1,646,722

Description	Shares	Value (Note 2)

Real Estate Investment Trusts (REITs) (continued)
LTC Properties, Inc.(6)	112,000	$4,568,480
Ventas, Inc.(6)(7)	207,200	11,400,144
		17,615,346
Registered Investment Companies (RICs) 3.57%
Cohen & Steers Infrastructure Fund, Inc.	1,914,058	37,592,099

Retail 11.96%
Wal-Mart Stores, Inc.(6)	818,100	52,955,613
Yum! Brands, Inc.(6)(7)	915,000	72,989,550
		125,945,163
Software & Services 4.62%
International Business Machines Corp.(6)	145,200	21,473,628
Oracle Corp.(6)	731,200	27,120,208
		48,593,836
Technology, Hardware & Equipment 5.69%
Cisco Systems, Inc.(6)	1,822,200	47,158,536
Harris Corp.(6)	166,300	12,775,166
		59,933,702
Tobacco Products 0.91%
Altria Group, Inc.(6)	132,000	7,072,560
Philip Morris International, Inc.(6)(7)	31,500	2,513,700
		9,586,260
TOTAL DOMESTIC COMMON STOCK
(Cost $570,699,776)		948,974,513

FOREIGN COMMON STOCK 8.39%
Banks 0.05%
GronlandsBANKEN A/S	5,490	505,143

Beverages 2.15%
Heineken Holding NV	180,000	12,563,598
Heineken NV	126,780	10,029,770
		22,593,368
Diversified 1.46%
CK Hutchison Holdings, Ltd.	1,155,500	15,401,597

National Stock Exchange 0.13%
NSE India, Ltd.*(1)(2)(3)	17,776	1,400,527

Pharmaceuticals 2.61%
Sanofi	53,000	5,243,821
Sanofi, ADR	455,300	22,273,276
		27,517,097
Real Estate 1.19%
Cheung Kong Property Holdings, Ltd.*	1,155,500	8,095,903
Midland Holdings, Ltd.*	10,956,000	4,410,645
		12,506,548
Real Estate Investment Trust (REITs) 0.80%
Kiwi Property Group, Ltd.	10,198,025	8,467,195

TOTAL FOREIGN COMMON STOCK
(Cost $61,085,083)		88,391,475

Description	Shares	Value (Note 2)

LIMITED PARTNERSHIPS 1.27%
Enterprise Products Partners L.P.	476,800	$13,402,848

TOTAL LIMITED PARTNERSHIPS
(Cost $10,814,578)		13,402,848

HEDGE FUND 0.82%
Ithan Creek Partners L.P.*(2)(3)		8,585,627

TOTAL HEDGE FUND
(Cost $2,649,000)		8,585,627

DOMESTIC WARRANTS 0.04%
First Capital Bancorp, Inc.,
(expiring 02/10/2022, Strike Price $2.00)*(3)	116,276	141,176
Flagstar Bancorp, Inc.,
(expiring 01/30/2019, Strike Price $10.00)*(3)	26,230	242,018
		383,194
TOTAL DOMESTIC WARRANTS
(Cost $0)		383,194

TOTAL LONG TERM INVESTMENTS
(Cost $645,248,437)		1,059,737,657

SHORT TERM INVESTMENTS 4.61%
Money Market Funds 4.61%
Dreyfus Treasury & Agency Cash Management Money Market Fund, Institutional Class,
7-Day Yield - 0.010%	11,185,532	11,185,532
JPMorgan Prime Money Market Fund, Capital Shares,
7-Day Yield - 0.107%	37,300,410	37,300,410
		48,485,942
TOTAL MONEY MARKET FUNDS
(Cost $48,485,942)		48,485,942

TOTAL SHORT TERM INVESTMENTS
(Cost $48,485,942)		48,485,942

TOTAL INVESTMENTS 105.26%
(Cost $693,734,379)		1,108,223,599

LEVERAGE FACILITY (4.75%)		(50,000,000)

OTHER ASSETS AND LIABILITIES (0.51%)		(5,360,792)

TOTAL NET ASSETS AVAILABLE TO COMMON STOCKHOLDERS 100.00%		$1,052,862,806

*	Non-income producing security.
(1)	Private Placement: these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of August 31, 2015, these securities had a total value of $13,062,553 or 1.24% of Total Net Assets Available to Common Stockholders.

(2)	Restricted Security; this security may only be resold in transactions exempt from registration under the Securities Act of 1933. (See Notes 4 and 5).
(3)	Fair valued security under procedures established by the Fund's Board of Directors. Total value of fair valued securities as of August 31, 2015 was $24,443,124 or 2.32% of Total Net Assets Available to Common Stockholders.
(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid in accordance with procedures adopted by the Fund's Board of Directors. Total value of securities restricted under Rule 144A as of August 31, 2015 was $2,991,610 or 0.28% of the Total Net Assets Available to Common Stockholders.
(5)	Affiliated Company. (See Note 6)
(6)	Pledged security; a portion or all of the security is pledged as collateral for borrowings as of August 31, 2015. (See Note 7).
(7)	Loaned security; a portion or all of the security is on loan as of August 31, 2015. (See Note 14).

Percentages are stated as a percent of the Total Net Assets Available to Common Stockholders.

Common Abbreviations:
ADR - American Depositary Receipt.
A/S - Aktieselskab (Danish Joint Stock Company).
L.P. - Limited Partnership.
Ltd. - Limited.
NV - Naamloze Vennootchap is the Dutch term for a public limited liability corporation.

Regional Breakdown as a % of Total Net Assets Available to Common Stockholders
United States	96.87%
Hong Kong	2.65%
France	2.61%
Netherlands	2.15%
New Zealand	0.80%
India	0.13%
Denmark	0.05%
Leverage Facility	(4.75)%
Other Assets and Liabilities	(0.51)%

Boulder Growth & Income Fund, Inc.
Notes to Quarterly Consolidated Portfolio of Investments
 August 31, 2015 (Unaudited)

Note 1. Fund Organization

Boulder Growth & Income Fund, Inc. (the “Fund” or “BIF”), is a non-diversified, closed-end management company organized as a Maryland corporation and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is considered an investment company for financial reporting purposes under generally accepted accounting principles in the United States of America (“GAAP”).

On March 20, 2015 (“the “Reorganization Date”), Boulder Total Return Fund, Inc. (“BTF”), The Denali Fund Inc. (“DNY”) and First Opportunity Fund, Inc. (“FOFI” and, together with BTF and DNY, the “Acquired Funds”) reorganized into the Fund (the “Reorganization”), pursuant to a certain Agreement and Plan of Reorganization.

Details of the Reorganization are further described in Note 8 – Fund Reorganization.

Note 2.  Valuation and Investment Practices

Portfolio Valuation: Equity securities for which market quotations are readily available (including securities listed on national securities exchanges and those traded over-the-counter) are valued based on the last sales price at the close of the applicable exchange. If such equity securities were not traded on the valuation date, but market quotations are readily available, they are valued at the bid price provided by an independent pricing service or by principal market makers. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent pricing services, principal market makers, or other independent sources. Money market mutual funds are valued at their net asset value. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates fair value.

The Fund’s Board of Directors (the “Board”) has delegated to the advisers, through approval of the appointment of the members of the advisers’ Valuation Committee, the responsibility of determining the fair value of any security or financial instrument owned by the Fund for which market quotations are not readily available or where the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the advisers, does not represent fair value (“Fair Value Securities”). The advisers use a third-party pricing consultant to assist the advisers in analyzing, developing, applying and documenting a methodology with respect to certain Fair Value Securities. The advisers and their valuation consultant, as appropriate, use valuation techniques that utilize both observable and unobservable inputs. In such circumstances, the Valuation Committee of the advisers is responsible for (i) identifying Fair Value Securities, (ii) analyzing the Fair Value Security and developing, applying and documenting a methodology for valuing Fair Value Securities, and (iii) periodically reviewing the appropriateness and accuracy of the methods used in valuing Fair Value Securities. The appointment of any officer or employee of the advisers to the Valuation Committee shall be promptly reported to the Board and ratified by the Board at its next regularly scheduled meeting. The advisers are responsible for reporting to the Board, on a quarterly basis, valuations and certain findings with respect to the Fair Value Securities. Such valuations and findings are reviewed by the entire Board on a quarterly basis.

The Fund’s investment in an unregistered pooled investment vehicle (“Hedge Fund”) is valued, as a practical expedient, at the most recent net asset value determined by the Hedge Fund manager according to such manager’s policies and procedures based on valuation information reasonably available to the Hedge Fund manager at that time; provided, however, that the advisers may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. If the Hedge Fund does not report a value to the Fund on a timely basis, the fair value of the Hedge Fund shall be based on the most recent value reported by the Hedge Fund, as well as any other relevant information available at the time the Fund values its portfolio. The frequency and timing of receiving valuations for the Hedge Fund investment is subject to change at any time, without notice to investors, at the discretion of the Hedge Fund manager or the Fund.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under certain circumstances. If the Fund determines that developments between the close of a foreign market and the close of the New York Stock Exchange (“NYSE”) will, in its judgment, materially affect the value of some or all of its portfolio securities, the Fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Fund may also fair value securities in other situations, such as when a particular foreign market is closed but the U.S. market is open. The Fund uses outside pricing services to provide it with closing prices. The advisers may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. The Fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. If the Fund uses adjusted prices, the Fund will periodically compare closing prices, the next day’s opening prices in the same markets and those adjusted prices as a means of evaluating its security valuation process.

Various inputs are used to determine the value of the Fund’s investments. Observable inputs are inputs that reflect the assumptions market participants would use based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions based on the best information available in the circumstances.

These inputs are summarized in the three broad levels listed below.

▪	Level 1—Unadjusted quoted prices in active markets for identical investments

▪	Level 2—Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

▪	Level 3—Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

 The following is a summary of the inputs used as of August 31, 2015 in valuing the Fund’s investments carried at value:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Domestic Common Stock
Banks	$66,441,785	$5,474,597	$11,533,096	$83,449,478
Diversified Financial Services	82,741,399	–	2,411,750	85,153,149
Insurance	–	–	128,930	128,930
Other	780,242,956	–	–	780,242,956
Foreign Common Stock
National Stock Exchange	–	–	1,400,527	1,400,527
Other	86,990,948	–	–	86,990,948
Limited Partnerships	13,402,848	–	–	13,402,848
Hedge Fund	–	–	8,585,627	8,585,627
Domestic Warrants	–	383,194	–	383,194
Short Term Investments	48,485,942	–	–	48,485,942
TOTAL	$1,078,305,878	$5,857,791	$24,059,930	$1,108,223,599

*            For detailed descriptions, see the accompanying Portfolio of Investments.

The Fund evaluates transfers into or out of Level 1, Level 2 and Level 3 as of the end of the reporting period.

During the nine months ended August 31, 2015, there were no transfers between Levels 1 and 2 securities.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Boulder Growth and Income	Domestic Common Stock	Foreign Common Stock	Hedge Fund	Total
Balance as of November 30, 2014	$-	$-	$3,751,741	$3,751,741
Accrued discount/ premium	-	-	-	-
Return of Capital	(1,630)	-	-	(1,630)
Realized Gain/(Loss)	(450,887)	-	1,021,475	570,588
Change in Unrealized Appreciation/(Depreciation)	452,517	-	3,659,886	4,112,403
Purchases	-	-	-	-
Sales Proceeds	-	-	(1,651,475)	(1,651,475)
Transfer into Level 3*	14,073,776	1,400,527	1,804,000	17,278,303
Transfer out of Level 3	-	-	-	-
Balance as of August 31, 2015	$14,073,776	$1,400,527	$8,585,627	$24,059,930
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at August 31, 2015	$5,893,319	$(116,742)	$3,659,886	$9,436,463

*	All of the value presented represents securities acquired as a result of the Reorganization (Note 8)

The table below provides additional information about the Level 3 Fair Value Measurements as of August 31, 2015 where the Fund used its own significant assumptions:

Quantitative Information about Level 3 Fair Value Measurements

Asset Class	Industry Group	Fair Value (USD)	Valuation Technique	Unobservable Inputs(a)	Value/Range
Domestic Common Stocks:
	Banks	$ 11,517,248	Comparable Company Approach	Discount for Lack of Marketability	10%
				Price to Tangible Book Value Multiple	1.28x – 1.646
		$ 15,848	Future Cash Distribution less a 20% discount	Discount for Lack of Marketability	20%
				Future Cash Distribution	$0.02
	Diversified Financial Services	$ 2,411,750	Comparable Company Approach	Discount for Lack of Marketability	10%
				Price to Tangible Book Value Multiple	1.468x
Insurance	$ 128,930	Future Cash Distribution less a 20% discount	Discount for Lack of Marketability	20%
			Future Cash Distribution	$8.19
Foreign Common Stocks:
National Stock Exchange	$ 1,400,527	Comparable Company Approach	Discount for Lack of Marketability	10%
			Price to Earnings Multiple	25.378x
Grand Total	$ 15,474,303

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount for Lack of Marketability	Decrease	Increase
Price to Tangible Book Value Multiple	Increase	Decrease
Price to Earnings Multiple	Increase	Decrease
Future Cash Distribution	Increase	Decrease

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded as of the ex-dividend date or for certain foreign securities when the information becomes available to the Fund. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis using the interest method.

Dividend income from investments in real estate investment trusts (“REITs”) is recorded at management’s estimate of income included in distributions received. Distributions received in excess of this amount are recorded as a reduction of the cost of investments. The actual amount of income and return of capital are determined by each REIT only after its fiscal year-end, and may differ from the estimated amounts. Such differences, if any, are recorded in the Fund’s following year.

Foreign Currency Translations: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. See Foreign Issuer Risk below.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses transacted in foreign currencies are translated at the exchange rate on the dates of such transactions. Foreign currency gains and losses result from fluctuations in exchange rates between trade date and settlement date on securities transactions, foreign currency transactions, and the difference between the amounts of foreign interest and dividends recorded on the books of the Fund and the amounts actually received.

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Issuer Risk: Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include, but are not limited to: (i) less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile thus, in a changing market, the advisers may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices they consider reasonable; (iii) currency exchange rates or controls may adversely affect the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; and, (v) withholdings and other non-U.S. taxes may decrease the Fund’s return.

Concentration Risk: The Fund operates as a “non-diversified” investment company, as defined in the Investment Company Act of 1940 as amended, (the”1940 Act”). As a result of being “non-diversified” with respect to 50% of the Fund’s portfolio, the Fund must limit the portion of its assets invested in the securities of a single issuer to 5%, measured at the time of purchase. In addition, no single investment can exceed 25% of the Fund’s total assets at the time of purchase. A more concentrated portfolio may cause the Fund’s net asset value to be more volatile and thus may subject stockholders to more risk.  Thus, the volatility of the Fund’s net asset value and its performance in general, depends disproportionately more on the performance of a smaller number of holdings than that of a more diversified fund.  As a result, the Fund is subject to a greater risk of loss than a fund that diversifies its investments more broadly.

As of August 31, 2015, the Fund held more than 25% of its assets in Berkshire Hathaway, Inc. In addition to market appreciation of the issuer since the time of purchase, the Fund acquired additional interest in Berkshire Hathaway, Inc. due to the Reorganization. Concentration of the Berkshire Hathaway, Inc. position was a direct result of market appreciation since the time each of the funds in the Fund Group purchased the security. Thus, the volatility of the Fund’s net asset value and its performance in general, depends disproportionately more on the performance of its larger positions than that of a more diversified fund. As a result, the Fund may be subject to a greater risk of loss than a fund that diversifies its investments more broadly.

Changes in Investment Policies: On November 14, 2014, stockholders of the Fund approved a proposal to eliminate the Fund’s fundamental investment policy that limits the Fund’s ability to invest more than 4% of its total assets in any single issuer which became effective immediately.

Note 3.  Unrealized Appreciation/(Depreciation)

On August 31, 2015, based on cost of $693,835,360 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $471,316,860 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $56,928,621 resulting in net unrealized appreciation of $414,388,239.

Note 4. Restricted Securities

As of August 31, 2015, investments in securities included issues that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board as reflecting fair value.

Restricted securities as of August 31, 2015 are as follows:

Issuer Description	Acquisition Date	Cost	Value August 31, 2015	Value as Percentage of Net Assets Available to Common Stock August 31, 2015
Community Bank	2/12/08	$912,100	$8,364,600	0.79%
First American International	11/29/05	972,550	579,860	0.06%
Forethought Financial Group, Inc., Escrow - Class A	11/13/09-9/30/10	0	128,930	0.01%
Ithan Creek Partners L.P.	6/2/08	2,649,000	8,585,627	0.82%
MidCountry Financial Corp.	10/22/04	4,654,500	3,152,648	0.30%
National Bancshares, Inc., Escrow	6/6/06	113,857	15,848	0.00%*
NSE India, Ltd.	4/30/10	1,517,269	1,400,527	0.13%
South Street Securities Holdings, Inc.	12/8/03	2,500,000	2,411,750	0.23%
		$13,319,276	$24,639,790	2.34%

*            Less than 0.005% of Total Net Assets Available to Common Stockholders.

Note 5. Investment in a Hedge Fund

As of August 31, 2015, the Fund holds a residual interest in a Hedge Fund. As of June 30, 2014, the Fund had notified the managing general partner of the Hedge Fund that it was withdrawing its interest in the Hedge Fund. A portion of the interest was withdrawn at that time. However, certain illiquid securities designated at the discretion of the managing general partner of the Hedge Fund had been segregated in “side pockets”, and were not immediately available for distribution. Such illiquid securities are referred to as “Designated Investments”. As a result, the Fund continues to maintain a residual, non-participating interest in the Hedge Fund, associated with the Designated Investments held in side pockets. The Fund will maintain such interest until all the Designated Investments within the side pockets have been liquidated and distributed, which will likely occur incrementally and over a period of years. Because of the illiquidity of the Designated Investments, the limitation on withdrawal rights and because limited partnership interests are not tradable, the investment in the Hedge Fund is an illiquid investment and involves a high degree of risk. A management fee at an annual rate of 1% of net assets and an incentive fee of 20% of net profits is included in the partnership agreement. The value assigned to the Hedge Fund is based on available information and may not necessarily represent the amount which might ultimately be realized. Due to the inherent uncertainty of valuation, the estimated fair value may differ from the value that would have been realized had the Hedge Fund been liquidated and this difference could be material.

Note 6. Transactions with Affiliated Companies

Transactions during the period with companies in which the Fund owned at least 5% of the voting securities were as follows:

Name of Affiliate	Perpetual Federal Savings Bank	Redwood Financial, Inc.	Total
Beginning Share Balance as of
November 30, 2014	-	-	-
Purchases	-	-	-
Sales	20,661	-	20,661
Transfer due to Reorganization*	165,930	40,650	206,580
Ending Share balance as of
August 31, 2015	145,269	40,650	185,919
Dividend Income	$31,527	-	$31,527
Realized Gains (Losses)	$337,618	-	$337,618
Value as of August 31, 2015	$2,978,015	$1,219,500	$4,197,515

*	Acquired shares as a result of the Reorganization (Note 8).

Note 7. Line of Credit and Securities Lending

On March 19, 2013 the Fund entered into a financing package that includes a Committed Facility Agreement (the “Credit Agreement”) with BNP Paribas Prime Brokerage, Inc. (“BNP”) that allowed the Fund to borrow up to $50,000,000 (“Initial Maximum Commitment”) and a Lending Agreement, as defined below. On March 20, 2015, pursuant to the Reorganization, BIF amended the Credit Agreement with BNP Paribas to borrow up to a limit of $172,000,000. The Credit Agreement was amended again on August 1, 2015, reducing the maximum borrowing amount to $55,000,000.  Borrowings under the Credit Agreement are secured by assets of the Fund that are held by the Fund’s custodian in a separate account (the “Pledged Collateral”). Under the terms of the Credit Agreement, BNP was permitted in its discretion, with 270 calendar days advance notice (the “Notice Period”), to reduce or call the entire Initial Maximum Commitment. Interest on the borrowing was charged at the one month LIBOR (London Inter-bank Offered Rate) plus 0.80% on the amount borrowed, until the August 1, 2015 amendment when it was changed to one month LIBOR plus 0.85%. Under the terms of the August 1, 2015 amendment to the Credit Agreement, the Fund must pay a commitment fee of 0.60% on the excess unused financing which exceeds 90% of the maximum borrowing amount.

For the period of December 1, 2014 to August 31, 2015, the average amount borrowed under the Credit Agreement and the average interest rate for the amount borrowed were $54,738,052 and 0.98%, respectively. Due to the short term nature of the Credit Agreement, face value approximates fair value at August 31, 2015. This fair value is based on Level 2 inputs under the three tier fair valuation hierarchy (see Note 2). As of August 31, 2015, the amount of such outstanding borrowings was $50,000,000. The interest rate applicable to the borrowings on August 31, 2015 was 1.05%. As of August 31, 2015, the amount of Pledged Collateral was $370,881,358.

The Lending Agreement is a separate side-agreement between the Fund and BNP pursuant to which BNP may borrow a portion of the Pledged Collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the Agreement. The Lending Agreement is intended to permit the Fund to reduce the cost of its borrowings under the Agreement. BNP has the ability to reregister the Lent Securities in its own name or in another name other than the Fund to pledge, re-pledge, sell, lend or otherwise transfer or use the collateral with all attendant rights of ownership. The Fund may designate any security within the Pledged Collateral as ineligible to be a Lent Security, provided there are eligible securities within the Pledged Collateral in an amount equal to the outstanding borrowing owed by the Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities. The Fund receives income from BNP based on the value of the Lent Securities.

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the Current Borrowings. As of August 31, 2015, the value of securities on loan was $39,747,851. As the Fund has the ability to offset the fair value of any Lent Securities not returned from BNP against an equal amount of Current Borrowings outstanding, the Fund had no net exposure from the Lending Agreement as of August 31, 2015.

The Board has approved the Agreement and the Lending Agreement. No violations of the Agreement or the Lending Agreement occurred during the period ended August 31, 2015.

Note 8. Fund Reorganization

The Reorganization was approved by the Boards of Directors of the Fund and the Acquired Funds on November 4, 2013 and by the stockholders of the Fund and the Acquired Funds on November 14, 2014. Pursuant to a certain Agreement and Plan of Reorganization, dated as of March 5, 2015, the Fund acquired all of the assets and liabilities of the Acquired Funds in exchange for common shares of the Fund as of close of business on March 20, 2015. Stockholders of the Acquired Funds became stockholders of the Fund. Fractional shares were paid in cash. The Reorganization qualified as a U.S. tax-free reorganization under the Internal Revenue Code for U.S. federal income tax purposes.

Item 2 - Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) were effective as of a date within 90 days of the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b)
There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3 – Exhibits.

(a)	Certification of Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Boulder Growth & Income Fund, Inc.

By:	/s/ Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)

Date:	October 30, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)

Date:	October 30, 2015

By:	/s/ Nicole L. Murphey
Nicole L. Murphey, Chief Financial Officer, Chief Accounting Officer, Vice President, Treasurer, Asst. Secretary
(Principal Financial Officer)

Date:	October 30, 2015